UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  October 21, 2004

99 CENT STUFF, INC.

(Exact name of registrant as specified in its charter)

Florida	0-26531	77-0398908
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1801 Clint Moore Road, Boca Raton, Florida 33431

(Address of Principal Executive Office) (Zip Code)

(561) 999-9815

(Registrant’s telephone number, including area code)

_________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION INCLUDED IN THE REPORT

Item 2.02  Results of Operation and Financial Condition.

On October 21, 2004, 99 Cent Stuff, Inc. issued a press release setting forth its results for its fiscal quarter ending September 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

Exhibit	Description

99.1	Press release dated October 21, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

99 CENT STUFF, INC.

Date: October 21, 2004	By:	/s/ RAYMOND ZIMMERMAN
Raymond Zimmerman President

INDEX TO EXHIBITS

Exhibit	Description

99.1	Press release dated October 21, 2004